UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

INTERLEUKIN GENETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERLEUKIN GENETICS, INC.

135 BEAVER STREET

WALTHAM, MA 02452

PROXY STATEMENT

JUNE 22, 2012

Dear Stockholder,

We cordially invite you to attend our 2012 annual meeting of stockholders to be held at 10:00 a.m. on Tuesday, August 7, 2012 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

At the annual meeting, one person will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012, approve the 2012 Employee Stock Purchase Plan, and to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000. The Board of Directors recommends the approval of each proposal. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On June 22, 2012, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2012 Annual Meeting of Shareholders and our annual report to shareholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Interleukin Genetics, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

JAMES M. WEAVER
CHAIRMAN OF THE BOARD

INTERLEUKIN GENETICS, INC.

135 BEAVER STREET

WALTHAM, MA 02452

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	August 7, 2012
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center, Boston, Massachusetts 02111

PURPOSES:

1.	To elect Mary E. Chowning as a Class III director for a three-year term expiring at our 2015 annual meeting.

2.	To ratify the appointment of Grant Thornton LLP as our independent public accounting firm for the fiscal year ending December 31, 2012.

3.	To approve the 2012 Employee Stock Purchase Plan.

4.	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000.

5.	To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on June 11, 2012. A list of stockholders of record will be available at the meeting and during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

KENNETH S. KORNMAN
SECRETARY

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

INTERLEUKIN GENETICS, INC.

135 BEAVER STREET

WALTHAM, MA 02452

 (781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement, along with the accompanying notice of 2012 annual meeting of stockholders, contains information about the 2012 annual meeting of stockholders of Interleukin Genetics, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. on Tuesday, August 7, 2012 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. In this proxy statement, we refer to Interleukin Genetics, Inc. as “Interleukin,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about June 22, 2012, we began sending the Important Notice Regarding the Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE SHAREHOLDER MEETING

This proxy statement and our 2012 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2011 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financial Reports” section of the “Investors” section of our website at www.ilgenetics.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Treasurer, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Exhibits will be provided upon written request and payment of an appropriate processing fee.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company Soliciting My Proxy?

The Board of Directors of Interleukin is soliciting your proxy to vote at the 2012 annual meeting of stockholders and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our 2011 annual report because you owned shares of our stock on the record date. On or about June 22, 2012, we commenced distribution of the Notice, and, if applicable, the proxy materials to stockholders.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

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Who Can Vote?

Only stockholders who owned our common stock or Series A Preferred Stock at the close of business on June 11, 2012 are entitled to vote at the annual meeting. On this record date, there were 36,761,864 shares of our common stock and 5,000,000 shares of our Series A Preferred Stock outstanding.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote. On the record date, there were a total of 36,761,864 shares of common stock outstanding. Each share of our Series A Preferred Stock is convertible into approximately 5.63 shares of our common stock and is entitled to one vote for each share of common stock into which it is convertible. On the record date there were 5,000,000 shares of Series A Preferred Stock outstanding, entitling the holder of those shares to an aggregate of 28,160,200 votes.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Limited, or you have stock certificates, you may vote:

•	By Internet or by telephone. Follow the instructions on the proxy card to vote by Internet or telephone.

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of Mary E. Chowning as a Class III director;

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•	“FOR” the ratification of the appointment of Grant Thornton LLP as our independent public accounting form for our fiscal year ending December 31, 2012; and

•	“FOR” the approval of the 2012 Employee Stock Purchase Plan.

•	“FOR” the amendment to our Certificate of Incorporation, as amended (our “Charter”), to increase the authorized shares of our common stock.

If any other matter is presented at the annual meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters being presented at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before it is exercised. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a later date and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);

•	by notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or

•	by attending the meeting in person and voting in person.

Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above under “How Do I Vote?,” the bank, broker or other holder of record has the authority to vote your unvoted shares only on Proposal 2 (ratification of our independent public accounting firm) even if it does not receive instructions from you, but does not have such discretionary authority on any other proposal. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve the Proposals and How are Votes Counted?

Proposal 1: Elect Mary E. Chowning as a Class III Director	The nominee for director who receives the most votes (also known as a “plurality” of the votes) will be elected. You may vote either FOR Ms. Chowning or WITHHOLD your vote. Votes that are withheld will not be included in the vote tally. Banks and brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

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Proposal 2: Ratification of Appointment of Our Independent Public Accountant

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of Grant Thornton LLP as our independent public accounting firm. Abstentions will be treated as votes against this proposal. Banks and brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the appointment of Grant Thornton LLP as our independent accountants for 2012, our Audit Committee of the Board of Directors will reconsider its selection.

Proposal 3: Approval of the 2012 Employee Stock Purchase Plan

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the 2012 Employee Stock Purchase Plan. Abstentions will be treated as votes against this proposal. Banks and brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approval of the Amendment to Our Charter to Increase the Number of Authorized Shares of Our Common Stock	The affirmative votes of a majority of our outstanding common stock voting as a separate class and a majority of our outstanding common stock and Series A Preferred Stock voting together on an as-converted basis are required to approve this amendment to our Charter. Banks and brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against this proposal. Abstentions will have the same effect as a vote against this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections, Computershare Limited, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. We plan to retain Broadridge Financial Services, Inc. to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $5,000 plus expenses. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our stock having voting power constitutes a quorum for this meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m. on Tuesday, August 7, 2012 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, Massachusetts 02111. When you arrive at the meeting, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

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Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. The rule applies to our annual reports, proxy statements and information statements. We do not engage in this practice, referred to as “householding”, however your broker or other nominee may. Once you receive notice from your broker that communications to your address will be “householded”, the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling them at 1-800-962-4284.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another one of our shareholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares of our common stock are registered in your own name, please contact our transfer agent, and inform them of your request by calling them at 1-800-962-4284 or writing them at 250 Royall Street, Canton, MA. 02021.

•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock and Series A Preferred Stock as of May 31, 2012 for (a) the executive officers named in the Summary Compensation Table of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock or Series A Preferred Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares that may be acquired by an individual or group within 60 days following May 31, 2012 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, we believe that the stockholders named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on a total of 36,761,864 shares of our common stock issued and outstanding on May 31, 2012 and 5,000,000 shares of Series A Preferred Stock outstanding on May 31, 2012.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent
Common Stock
	Pyxis Innovations Inc.	37,570,825	(2)	55.7%
	7575 Fulton Street, East
	Ada, MI 49355
	Stephen A. Garofalo and the Stephen A. Garofalo	3,233,467	(3)	8.8%
	2010 Interleukin Grantor Retained Annuity Trust
	Six Teal Court
	New City, NY 10956
	Lewis H. Bender	1,066,854	(4)	2.8%
	Kenneth S. Kornman, DDS, Ph.D.	1,413,293	(5)	3.8%
	Eliot M. Lurier	127,739	(6)	*
	James M. Weaver	—	(7)	*
	Mary E. Chowning	52,500	(8)	*
	Roger C. Colman	—	(7)	*
	Thomas R. Curran, Jr.	—	(7)	*
	Catherine R. Ehrenberger.	—	(7)	*
	William C. Mills III	7,500	(9)	*
	All current executive officers and directors as a Group (9 persons)	2,667,886	(10)	7.0%

Series A
Preferred Stock
	Pyxis Innovations Inc.	5,000,000		100%

*	Represents less than 1% of the issued and outstanding shares.

(1)	Unless otherwise indicated, the address for each person is our address at 135 Beaver Street, Waltham, MA 02452.

(2)	Based on a Schedule 13D/A filed on November 10, 2011 with the SEC by Pyxis Innovations Inc. and affiliated entities and the borrowing of $1.3 million on April 13, 2012 under the Company’s existing convertible credit facility. Consists of (i) 6,884,056 shares of common stock, (ii) 28,160,200 shares of common stock issuable upon conversion of 5,000,000 shares of our Series A Preferred Stock and (iii) 2,526,569 shares of common stock issuable upon conversion of outstanding convertible notes. Pyxis is a wholly-owned subsidiary of Alticor Inc. Alticor Inc. is a wholly-owned subsidiary of Solstice Holdings Inc. Solstice Holdings Inc. is a wholly-owned subsidiary of Alticor Global Holdings Inc. Pyxis holds the sole power to vote and dispose of these securities, however, Alticor Inc., Solstice Holdings Inc., and Alticor Global Holdings Inc. have the power to direct the voting and disposition of these securities held by Pyxis by virtue of their direct or indirect control of Pyxis.

(3)	Based solely on a Schedule 13G/A filed on May 4, 2010 with the SEC jointly by Stephen A. Garofalo and Judith Garofalo and Pedro Torres, Trustees of the Stephen A. Garofalo 2010 Interleukin Grantor Retained Annuity Trust (the “Trust”). Consists of (i) 864,967 shares beneficially owned by Mr. Garofalo (consisting of (A) 50,000 shares owned by Mr. Garofalo’s spouse and (B) 814,967 shares owned by First Global Technology Corp. (“First Global”)) and (ii) 2,368,500 shares beneficially owned by the Trust. Mr. Garofalo has shared voting and investment power with respect to the shares owned by his spouse and First Global. Ms. Garofalo and Mr. Torres share voting and investment power with respect to the shares owned by the Trust.

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(4)	Consists of (i) 316,854 shares of common stock held by Mr. Bender and (ii) 750,000 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of May 31, 2012.

(5)	Consists of (i) 142,570 shares of common stock held by Dr. Kornman, (ii) 898,723 shares of common stock held by a limited partnership of which Dr. Kornman is a general partner and (iii) 372,000 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of May 31, 2012. Dr. Kornman disclaims beneficial ownership of the shares held by the limited partnership, except to the extent of his pecuniary interest therein.

(6)	Consists of (i) 28,739 shares of common stock held by Mr. Lurier and (ii) 99,000 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of May 31, 2012.

(7)	Appointed as a Series A director by Pyxis Innovations Inc. We have been advised that this director does not, directly or indirectly, have voting or investment power over the shares of stock held by Pyxis.

(8)	Consists of (i) 30,000 shares of common stock held by Ms. Chowning and (ii) 22,500 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of May 31, 2012.

(9)	Consists of 7,500 shares of common stock issuable upon the exercise of options that are currently exercisable or become exercisable within 60 days of May 31, 2012.

(10)	See Notes 4 through 9 above.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors and Management

We are managed under the direction of our Board of Directors. Our Board of Directors currently consists of seven directors. Pursuant to our charter, the holders of shares of our Series A Preferred Stock are entitled to elect up to four directors to our Board of Directors (the “Series A Directors”), who are not apportioned among classes. Each of the Series A Directors is nominated and elected by Pyxis Innovations Inc., as the sole holder of shares of our Series A Preferred Stock. James M. Weaver, Roger C. Colman, Thomas R. Curran and Catherine R. Ehrenberger are our current Series A Directors. Our Board of Directors currently includes three directors who are not Series A Directors and who are classified into three classes as follows: (1) Mary E. Chowning serves as a Class III director with a term ending at this annual meeting, (2) William C. Mills III, serves as a Class I director with a term ending at the 2013 annual meeting, and (3) Lewis H. Bender serves as a Class II director with a term ending at the 2014 annual meeting.

Set forth below are the names of our director nominee as well as our directors whose terms do not expire this year and our executive officers, their ages, their position in the company, their principal occupations or employment for at least the past five years, the length of their tenure as directors and, for our directors, the names of other public companies in which they hold or heave held directorships during the past five years.

Name	Age	Position with the Company
Lewis H. Bender	53	Director, Chief Executive Officer
Kenneth S. Kornman, DDS, Ph.D.	65	President, Chief Scientific Officer
Eliot M. Lurier	54	Chief Financial Officer & Treasurer
James M. Weaver	48	Director and Chairman of the Board (Series A Director)
Mary E. Chowning(1)(2)	50	Director
Roger C. Colman (2)(3)	58	Director (Series A Director)
Thomas R. Curran, Jr.(1)(3)	53	Director (Series A Director)
Catherine R. Ehrenberger(2)	53	Director (Series A Director)
William C Mills III(1)(3)	56	Director

(1)	Member of our Audit Committee
(2)	Member of our Nominating Committee
(3)	Member of our Compensation Committee

LEWIS H. BENDER has been our Chief Executive Officer since January 2008, and became a Director in July 2008. Prior to joining us and since 1993, he worked in various capacities at Emisphere Technologies, Inc., a biopharmaceutical company that develops oral forms of injectable drugs. Those positions included Chief Technology Officer from May 2007 to January 2008, President and Interim Chief Executive Officer from January 2007 to May 2007, Member of the Office of the President from 2002 to January 2007, Senior Vice President of Business Development from 1997 to 2007, Vice President of Business Development from 1995 to 1997 and Director of Business Development from 1993 to 1995. Prior to joining Emisphere Technologies, Inc., he worked as a Production Planning Specialist at F. Hoffmann La-Roche AG, a Product Manager at Métaux Précieux SA Metalor and in various managerial capacities at Handy and Harman. Mr. Bender earned an MBA from the University of Pennsylvania’s Wharton School of Business, an MA in International Studies from the University of Pennsylvania’s School of Arts and Sciences and an MS and a BS in Chemical Engineering from Massachusetts Institute of Technology. Our Board of Directors has concluded that Mr. Bender should serve as a director as of the date of this proxy statement because of his prior executive management experience and his knowledge of business development within the biotechnology industry. Mr. Bender has not served on any other public company boards in the past 5 years.

KENNETH S. KORNMAN, DDS, Ph.D. is our co-founder, President and Chief Scientific Officer. He was a member of our Board of Directors from August 2006 through April 2010. Prior to founding the Company in 1986, Dr. Kornman was a Department Chairman and Professor at The University of Texas Health Center at San Antonio. He has also been a consultant and scientific researcher for many major oral care and pharmaceutical companies. Dr. Kornman currently holds an academic appointment at Harvard University. He holds multiple patents in the pharmaceutical area, has published three books and more than 100 scientific papers and has lectured and consulted worldwide on the transfer of technology to clinical practice. Dr. Kornman also holds an MS (Periodontics) and Ph.D. (Microbiology-Immunology) from the University of Michigan.

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ELIOT M. LURIER has been our Chief Financial Officer since April 2008. He became Treasurer in July 2008. Prior to joining the Company and since April 2005, Mr. Lurier was Vice President, Finance and Administration and Chief Financial Officer of Nucryst Pharmaceuticals, where he assisted in its initial public offering and was responsible for the company’s reporting to the Securities and Exchange Commission and the implementation of Sarbanes-Oxley requirements. From April 2004 to March 2005, Mr. Lurier served as Chief Financial Officer and Chief Operating Officer for Bridge Pharmaceuticals, Inc., where he established financial policies for managing business operations. From 1983 to 2004, Mr. Lurier held a number of senior-level financial positions, including Chief Financial Officer of Admetric Biochem, Inc., and Chief Financial Officer, Treasurer and Vice President of Finance of Ascent Pediatrics, Inc. From 1981 to 1983, Mr. Lurier was an auditor at Coopers and Lybrand in Boston, MA. He earned a B.S. in Accounting from Syracuse University in 1980 and is a Certified Public Accounting in Massachusetts.

JAMES M. WEAVER joined the Board of Directors in July 2007 and was appointed Chairman of the Board in September 2007. He is Vice President of Alticor Corporate Enterprises, a member of the Alticor Inc. family of companies, which is engaged in the principal business of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. In this role, Mr. Weaver is responsible for managing the current portfolio of Alticor’s companies and directs its acquisition and growth. Prior to joining Alticor, Mr. Weaver worked for X-Rite Inc. where he held various leadership positions, including Senior Vice President and General Manager, Vice President of marketing and software development, Vice President of marketing and product development, as well as lead executive on several acquisitions. Mr. Weaver also founded and held the position of President and Chief Executive Officer of Bold Furniture Inc, and has held various leadership positions at Steelcase Inc. and Bissell Inc. Mr. Weaver received a Bachelor’s degree in general studies from the University of Michigan in Ann Arbor and serves on several non-profit and private company boards. Our Board of Directors has concluded that Mr. Weaver should serve as a director as of the date of this proxy statement because of his prior senior management experience and judgment and his extensive sales and marketing experience in the consumer product industry. Mr. Weaver has not served on any other public company boards in the past 5 years.

MARY E. CHOWNING joined the Board of Directors in July 2008. Since January 2012 she has served as Chief Financial Officer of Metagenics Incorporated, an affiliate of Alticor Inc. Ms. Chowning served as President of the McCue Corporation from January 2010 to November 2011. From May 2008 to December 2009 Ms. Chowning was the managing partner of Colonnade Consulting LLC. Ms. Chowning served as Vice President, Chief Financial Officer and Secretary of X-Rite Inc., from July 2003 to July 2006. Ms. Chowning served as an Executive Vice President, Chief Financial Officer and Secretary of X-Rite Inc., from July 2006 to March 2008 and also served as its Principal Accounting Officer from July 2003 to March 2008. Ms. Chowning retired from X-Rite Inc. in April 2008. Prior to X-Rite, she co-founded the Wind River group of companies and served as its Managing Member, as well as its Chief Financial Officer for four years. Ms. Chowning began her career with Arthur Andersen LLP and spent 14 years in Public Accounting where she served in various positions of increasing responsibility with public and private clients in manufacturing, consumer products, technology and various service industries. She was made a Partner in the firm in 1996. Ms. Chowning is a graduate of the University of California where she holds a Bachelor of Arts in Economics. She is a Certified Public Accountant in California and a member of the American Institute of Certified Public Accountants. Our Board of Directors has concluded that Ms. Chowning should serve as a director as of the date of this proxy statement because of her prior executive management experience, judgment, public company experience and financial expertise. Ms. Chowning has not served on any other public company boards in the past 5 years.

ROGER C. COLMAN joined the Board of Directors in March 2011. Mr. Colman is Vice President of Corporate Development for Alticor Corporate Enterprises a member of the Alticor family of companies. He joined Alticor in 1994 from Readi-Bake, Inc., where he held positions as an operations and distribution executive. Mr. Colman earned a Bachelor of Science degree and a Master’s of Business Administration degree from Grand Valley State University in Allendale, Michigan. Our Board of Directors has concluded that Mr. Colman should serve as a director as of the date of this proxy statement because of his prior executive management experience, including assisting Amway affiliate operations in over 30 countries in diverse roles which included business process improvement and strategic planning, and prior experience serving on corporate boards. Mr. Colman has not served on any other public company boards in the past 5 years.

THOMAS R. CURRAN, JR. joined the Board of Directors as a Series A Director in March 2003. In addition to his role as director, he served as our Interim Chief Executive Officer from July 2007 through January 2008. Mr. Curran is employed as the Director of Portfolio Management for Alticor Corporate Enterprises and Vice President of Business Development for Metagenics Inc. Mr. Curran served as Associate General Counsel/Corporate Development and Commercial Transactions of Alticor Inc., a company engaged in the principal business, through its affiliates, of offering products, business opportunities, and manufacturing and logistics services in more than 80 countries and territories worldwide. Concurrently, Mr. Curran also held the position of Chief Legal Officer for Access Business Group LLC, a manufacturing and distribution company and wholly owned subsidiary of Alticor Inc. Prior to joining Alticor, Mr. Curran was a partner in the law firm of Howard & Howard in Bloomfield Hills, Michigan. From 1982 to 1991, Mr. Curran worked for the Polaroid Corporation in various domestic and international financial and managerial positions. Mr. Curran holds a Bachelor of Arts from Providence College, a Master of International Management from the Thunderbird School of Global Management and a Juris Doctorate from Suffolk University Law School. Our Board of Directors has concluded that Mr. Curran should serve as a director as of the date of this proxy statement because of his prior executive management experience, public company, extensive legal and financial expertise, and judgment and knowledge of the company’s products and technology.. Mr. Curran has not served on any other public company boards in the past 5 years.

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CATHERINE R. EHRENBERGER joined the Board of Directors as a Series A Director in July 2010. She is Vice President – Research & Development for Access Business Group, LLC, a wholly owned subsidiary of Alticor Inc. She joined Amway in July 2009 and leads the company’s global research efforts, as well as Amway’s division that ensures the quality of its beauty, wellness and home care products. Before joining Amway, Ms. Ehrenberger worked for Ciba Specialty Chemicals, where she was global head of the home and personal care business line and vice president of Ciba’s Specialty Chemicals U.S. Corp., splitting her time between Basel, Switzerland and High Point, North Carolina. She was a member of Ciba’s Core Leadership Team, representing the top 30 global leaders in the company, and was a member of Ciba’s NAFTA (North American Free Trade Agreement) Leadership Team. Before joining Ciba in 2000, Ms. Ehrenberger was an executive at BASF Corporation in Mt. Olive, NJ and a chemist at Stepan Company of Northfield, IL. Ms. Ehrenberger received her B.S. degree in chemistry from Elmhurst College in Elmhurst, IL. She also earned executive education certificates from Northwestern University’s Kellogg School of Management, New York University’s Stern School of Business and from Columbia University’s Executive Marketing Program. Ms. Ehrenberger currently serves on the Board of the American Cleaning Institute and is a member of the Cosmetic, Toiletries and Fragrance Association. Our Board of Directors has concluded that Ms. Ehrenberger should serve as a director as of the date of this proxy statement because of her prior executive management, technology and research and development experience with various global industries. Ms. Ehrenberger has not served on any other public company boards in the past 5 years.

WILLIAM C. MILLS III joined the Board of Directors in April 2010. He is currently an independent venture capitalist with over 30 years of experience in venture capital. From 2004 until 2009, Mr. Mills was a managing member of a management company conceived by EGS Healthcare Capital Partners to manage EGS Private Healthcare Partnership III. Earlier, Mr. Mills was a Partner in the Boston office of Advent International, a private equity and venture capital firm, for five years. At Advent, he was co-responsible for healthcare venture capital investments and focused on investments in the medical technology and biopharmaceutical sectors. Before joining Advent, Mr. Mills spent more than 11 years with the Venture Capital Fund of New England where he was a General Partner. Prior to that, he spent seven years at PaineWebber Ventures/Ampersand Ventures as Managing General Partner. Currently, he is Chairman of the Board of Managers of Ascension Health Ventures III, LLC. Mr. Mills received his A.B. in Chemistry, cum laude, from Princeton University, his S.M. in Chemistry from the Massachusetts Institute of Technology and his M.S. in Management from MIT’s Sloan School of Management. Our Board of Directors has concluded that Mr. Mills has significant experience serving on the boards of growing companies in the medical technology and biotechnology fields. This experience, coupled with his scientific and technical expertise, provides valuable knowledge regarding the Company’s intellectual property, regulatory, and compliance activities. Mr. Mills currently serves as Chairman of the Board of Directors of Stereotaxis, Inc., a publicly traded medical device company. Mr. Mills has not served on any other public company boards in the past 5 years.

Director Independence

Our Board of Directors has determined that the following members qualify as independent directors under the definition promulgated by the NYSE Amex: Mary E. Chowning, Roger C. Colman, Thomas R. Curran, Jr., Catherine R. Ehrenberger, William C. Mills III and James M. Weaver.

Committees of the Board of Directors and Meetings

Committees. Our Board of Directors has established three standing committees, Audit, Compensation and Nominating, each as described below.

Meeting Attendance. During the fiscal year ended December 31, 2011, the Board of Directors met eight times. Each of our Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which they are a member, except for Catherine Ehrenberger, who attended five of nine meetings. The Board of Directors has adopted a policy under which each member is encouraged to make every reasonable effort to attend each annual meeting of our stockholders. Six of our directors attended our 2011 annual meeting of stockholders.

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Audit Committee and Financial Experts

Our Audit Committee currently consists of Mary E. Chowning (Chair), Thomas R. Curran, Jr. and William C. Mills III. Our Audit Committee met five times during the fiscal year ended December 31, 2011. Our Audit Committee is responsible for retaining and overseeing our independent accountants, approving the services performed by them and reviewing our annual financial statements, accounting policies and our system of internal controls. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and the NYSE Amex, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Ms. Chowning is an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available on our website at www.ilgenetics.com.

Compensation Committee

Our Compensation Committee currently consists of William C. Mills III (Chair), Roger C. Colman and Thomas R. Curran, Jr. Our Compensation Committee met one time during the fiscal year ended December 31, 2011 (and acted by unanimous written consent on two occasions). Our Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to our directors and officers and makes recommendations to the Board of Directors regarding stock option grants and stock awards under our stock plans. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definitions promulgated by the NYSE Amex. A copy of the Compensation Committee’s written charter is publicly available on our website at www.ilgenetics.com.

Nominating Committee

Our Nominating Committee currently consists of Roger C. Colman (Chair), Mary E. Chowning and Catherine R. Ehrenberger. Our Nominating Committee met one time during the fiscal year ended December 31, 2011. All members of the Nominating Committee qualify as independent under the definition promulgated by the NYSE Amex. This committee’s role is to make recommendations to the Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to the particular nominees. The Nominating Committee may consider candidates recommended by stockholders, as well as from other sources, such as other directors, or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. The Nominating Committee also considers issues of diversity among its members in identifying and considering nominees and strives, if appropriate, to achieve a diverse balance of backgrounds, perspectives and experience. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2012 Annual Meeting of Stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described in “Stockholder Proposals and Nominations For Director” of this proxy statement. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating Committee by mail at Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. A copy of the Nominating Committee’s written charter is publicly available on our website at www.ilgenetics.com.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors currently consists of seven directors, each of whom, other than Mr. Bender, is independent under NYSE Amex’s independence standards. Mr. Bender has served as our CEO since January 2008 and as a member of our Board since July 2008. The Chairman of our Board of Directors is currently Mr. Weaver. The Board has determined that separating the positions of Chief Executive Officer and Chairman of the Board, and having an independent director serve as Chairman of the Board, is in the best interest of shareholders at this time in recognition of the differences between the two roles. Under this structure, the Chief Executive Officer is responsible for setting the strategic direction for the company and for providing the day-to-day leadership over our operations, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. In addition, the Chairman approves Board meeting agendas and schedules and generally approves information sent to the Board. This structure ensures a greater role for the independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, our independent directors meet in executive sessions after every scheduled Board meeting.

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Generally, management is responsible for managing the risks that we face. The Board of Directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board of Directors in reviewing our strategic objectives and plans is a key part of the Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us. While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board of Directors assist it in fulfilling that responsibility. The Audit Committee assists the Board in its oversight of risk management in the areas of financial reporting, internal controls and compliance with certain legal and regulatory requirements and the Compensation Committee assists the board in its oversight of the evaluation and management of risks related to our compensation policies and practices.

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns regarding Interleukin should contact Investor Relations at (781) 398-0700. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Corporate Opportunity Agreement

We have agreed to certain terms for allocating opportunities as permitted under Section 122(17) of the Delaware General Corporation Law. This agreement, as set forth in the Series A Preferred Stock Purchase Agreement dated March 5, 2003, regulates and defines the conduct of certain of our affairs as they may involve Pyxis Innovations Inc. as our majority stockholder and its affiliates, and the powers, rights, duties and liabilities of us and our officers and directors in connection with corporate opportunities.

Except under certain circumstances, Pyxis and its affiliates have the right to engage in the same or similar activities or lines of business or have an interest in the same classes or categories of corporate opportunities as we do. If Pyxis, or one of our directors appointed by Pyxis and its affiliates acquire knowledge of a potential transaction or matter that may be a corporate opportunity for both Pyxis and its affiliates and us, to the fullest extent permitted by law, Pyxis and its affiliates will not have a duty to inform us about the corporate opportunity or be liable to us or to you for breach of any fiduciary duty as a stockholder of ours for not informing us of the corporate opportunity, keeping it for its own account, or referring it to another person.

Additionally, except under limited circumstances, if an officer or employee of Pyxis who is also one of our directors is offered a corporate opportunity, such opportunity shall not belong to us. In addition, we agreed that such director will have satisfied his duties to us and not be liable to us or to you in connection with such opportunity.

The terms of this agreement will terminate on the date that no person who is a director, officer or employee of ours is also a director, officer, or employee of Pyxis.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation awarded or paid to, accrued or earned during the fiscal years ended December 31, 2011 and 2010 by our Chief Executive Officer and our next two most highly compensated executive officers who were employed by us as of December 31, 2011. We refer to these individuals as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Lewis H. Bender	2011	$340,000	$—	$—	$138,936	$—	$—	$1,500	$480,436
Chief Executive Officer(2)	2010	$340,000	$—	$—	$79,050	$—	$—	$1,500	$420,550

Kenneth S. Kornman	2011	$360,000	$—	$—	$39,801	$—	$—	$3,296	$403,097
President and Chief Scientific Officer	2010	$360,000	$—	$9,375	$19,210	$—	$—	$3,296	$391,881

Eliot M. Lurier	2011	$244,201	$—	$—	$31,250	$—	$—	$1,500	$276,951
Chief Financial Officer (3)	2010	$225,680	$—	$—	$38,420	$—	$—	$1,500	$265,600

(1)	See Note 12 to our Financial Statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2011 for details as to the assumptions used to determine the fair value of the stock awards and option grants.

(2)	Amounts represent the grant date fair value of stock awards and option grants. The 2010 stock award amount for Dr. Kornman consists of the grant date fair value of 12,500 shares of our common stock valued at the closing price of $0.75 on March 31, 2010. The 2010 and 2011 option award amounts for Mr. Bender consists of the grant date fair value of options for 100,000 and 500,000 shares, granted in January 2010 and February 2011, respectively. The 2010 and 2011 option award amounts for Dr. Kornman consists of the grant date fair value of options for 30,000 and 100,000 shares granted in April 2010 and May 2011, respectively. The 2010 and 2011 option award amounts for Mr. Lurier consists of the grant date fair value of options for 60,000 and 100,000 shares granted in April 2010 and March 2011, respectively.

(3)	Mr. Bender received a $1,500 401K company contribution in 2010 and 2011, respectively. Dr. Kornman received reimbursement of $3,296 for life insurance for 2010 and 2011, respectively. Mr. Lurier received a $1,500 401K company contribution in 2010 and 2011.

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Narrative Disclosure to Summary Compensation Table

The compensation paid to our named executive officers in 2009 summarized in our Summary Compensation Table above is generally determined in accordance with employment agreements that we have entered into with each of our named executive officers. The material terms of these agreements are discussed under the caption “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year-End

The following table shows stock option awards outstanding (vested and unvested) and unvested stock awards outstanding as of December 31, 2011, including both awards subject to performance conditions and non-performance-based awards, for each of the executive officers in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lewis H. Bender	250,000	250,000	—	$1.06	1/22/2018	—	—	—	—
	100,000	—	—	$0.89	1/21/2020	—	—	—	—
	125,000	375,000	—	$0.32	2/14/2021	—	—	—	—

Kenneth S. Kornman	30,000	—	—	$0.91	3/17/2012	—	—	—	—
	30,000	—	—	$1.65	3/23/2013	—	—	—	—
	30,000	—	—	$4.70	12/11/2013	—	—	—	—
	150,000	—	—	$4.70	12/11/2013	—	—	—	—
	30,000	—	—	$3.65	12/14/2014	—	—	—	—
	15,000	10,000	—	$1.40	4/2/2018	—	—	—	—
	60,000	15,000	—	$0.48	11/12/2018	—	—	—	—
	6,000	24,000	—	$0.745	4/06/2020	—	—	—	—
	—	100,000	—	$0.46	5/06/2021	—	—	—	—

Eliot M. Lurier	24,000	16,000	—	$1.49	4/30/2018	—	—	—	—
	12,000	18,000	—	$0.27	3/13/2019	—	—	—	—
	12,000	48,000	—	$0.74	4/6/2020	—	—	—	—
	—	100,000	—	$0.36	3/23/2021	—	—	—	—

Employment Agreements

Lewis H. Bender

Effective as of January 22, 2008, we entered into a two-year employment agreement with Lewis H. Bender for the position of Chief Executive Officer that provided for automatic annual renewal terms. The agreement also provided that Mr. Bender would serve as a member of our Board of Directors for as long as he served as our Chief Executive Officer. The agreement provided for a minimum annual base salary of $340,000, a sign-on bonus of up to $35,000 payable over the first six months of employment and annual, discretionary bonuses of up to 50% of his base salary based upon our financial performance. In addition, the agreement provided for the reimbursement of Mr. Bender’s relocation and living expenses for the first twelve months of employment. Upon hire, Mr. Bender was also granted an option to purchase 500,000 shares of our common stock at an exercise price equal to $1.06, the closing price as reported on the NYSE Amex on the effective date of the agreement, which option vests in equal annual installments on the option grant date and February 1 of each of the years 2009, 2011, 2012, and 2013.

On January 21, 2010, we entered into a one-year employment agreement with Mr. Bender to continue as our Chief Executive Officer. The agreement replaced and superseded the employment agreement entered into on January 22, 2008. The agreement had an initial term of one year and was automatically renewable for successive one year periods unless at least 90 days prior notice was given by either us or Mr. Bender. The agreement also provided that Mr. Bender would serve as a member of our Board of Directors for as long as he serves as our Chief Executive Officer, subject to any required approval of our shareholders. The agreement provided for the continuation of Mr. Bender’s annual base salary of $340,000 and an annual discretionary bonus of up to 50% of base salary based upon our financial performance. Under the terms of the agreement, Mr. Bender was granted an option to purchase 100,000 shares of our common stock at an exercise price equal to $0.89 per share, the closing price as reported on the NYSE Amex, LLC on the effective date of the agreement, exercisable immediately upon grant.

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On February 14, 2011, we entered into a one-year employment agreement with Mr. Bender to continue as our Chief Executive Officer. The agreement replaced and superseded the employment agreement entered into on January 21, 2010. The agreement has an initial term of one year and is automatically renewable for successive one year periods unless at least 90 days prior notice is given by either us or Mr. Bender. The agreement also provides that Mr. Bender will serve as a member of our Board of Directors for as long as he serves as our Chief Executive Officer, subject to any required approval of our shareholders.

The agreement provides for the continuation of Mr. Bender’s annual base salary of $340,000 and an annual discretionary bonus of up to 50% of base salary based upon our financial performance. Under the terms of the agreement, Mr. Bender was granted an option to purchase 500,000 shares of our common stock at an exercise price equal to $0.32 per share, the closing price as reported on the OTCQB on the effective date of the agreement. The option was immediately exercisable as to 125,000 shares upon grant and vests as to an additional 125,000 shares on each of February 14, 2012, 2013, and 2014.

The agreement is terminable by us for cause or upon thirty days prior written notice without cause and by Mr. Bender upon thirty days prior written notice for “good reason” (as defined in the agreement) or upon ninety days prior written notice without good reason. If we terminate Mr. Bender without cause or Mr. Bender terminates his employment for good reason, then we are required to pay Mr. Bender, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to six months of his base salary. If we terminate Mr. Bender without cause or Mr. Bender terminates his employment with good reason within six months after a “change of control” (as defined in the agreement), then we are required to pay Mr. Bender, in addition to any accrued, but unpaid compensation prior to the termination, an amount equal to twelve months of his base salary, and all unvested stock options will automatically vest.

The agreement also includes non-compete and non-solicitation provisions for a period of six months following the termination of Mr. Bender’s employment.

Kenneth S. Kornman, DDS, Ph.D.

On November 12, 2008, we entered into an employment agreement with Dr. Kornman, our President and Chief Scientific Officer, for a three-year term, commencing on March 31, 2009, the date his previous employment agreement expired. Effective March 31, 2012, this agreement was extended through November 30, 2012. Under this agreement, Dr. Kornman received an initial annual salary of $360,000 and is eligible to receive annual bonuses solely at the discretion of the Board of Directors. Dr. Kornman’s annual salary may be increased in the sole discretion of the Board of Directors. Under the agreement, on November 12, 2008 Dr. Kornman received a stock option to purchase 75,000 shares of common stock, at an exercise price of $0.48 per share, which was the closing price as reported on the NYSE Amex on the grant date. The option was immediately exercisable with respect to 30,000 shares and vests with respect to an additional 15,000 shares on each of March 31, 2010, 2011, and 2012. Under the agreement, Dr. Kornman is entitled to participate in employee benefit plans that we provide or may establish for the benefit of our executive management generally. In addition, while Dr. Kornman remains employed by us, we will reimburse him $3,296 annually for payment of life insurance premiums.

The agreement is terminable immediately by us with cause or upon thirty days prior written notice without cause. The agreement is terminable by Dr. Kornman upon thirty days prior written notice. If we terminate Dr. Kornman without cause or Dr. Kornman terminates his employment with good reason, then, in addition to payment of any accrued, but unpaid compensation prior to the termination, we must continue to pay his base salary and to provide health insurance benefits until the earlier of (1) expiration of the agreement or (2) twelve months. If we terminate Dr. Kornman in connection with a Cessation of our Business (as defined in the agreement), then, in addition to payment of any accrued, but unpaid compensation prior to the termination, we must continue to pay his base salary and to provide health insurance benefits until the earlier of (1) expiration of the agreement or (2) three months.

The agreement also includes non-compete and non-solicitation provisions for a period of twelve months following the termination of Dr. Kornman’s employment.

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On March 31, 2010, Dr. Kornman was issued 12,500 shares of restricted stock under the restricted stock agreement dated April 30, 2008. In April 2010, as part of the year-end compensation process, the Compensation Committee granted Dr. Kornman an option to purchase 30,000 shares of our common stock. This option is exercisable at $0.745 per share and vests as to 20% of the shares on each of the first five anniversaries of the date of grant.

In May 2011, the Compensation Committee granted Dr. Kornman an option to purchase 100,000 shares of our common stock. This option is exercisable at $0.46 per share and vests as to 25% of the shares on each of the first four anniversaries of the date of grant.

Eliot M. Lurier

On April 30, 2008, we entered into a one-year employment agreement with Eliot M. Lurier for the position of Chief Financial Officer. The agreement has an initial term of one year and is automatically renewable for successive one year periods unless at least 60 days prior notice is given by either us or Mr. Lurier. The agreement provides for an initial annual base salary of $217,000 which may be increased in the sole discretion of the Compensation Committee of our Board. Mr. Lurier is entitled to annual discretionary bonuses of up to 30% of his base salary in effect during the year for which the bonus relates. Bonuses will be determined by the Compensation Committee of the Board of Directors upon the suggestion of the Chief Executive Officer and will be based upon the employee’s performance and the overall performance of the Company for the year. Mr. Lurier also received a signing bonus of $15,000 after his first four months of employment. On April 30, 2008, Mr. Lurier was granted an option to purchase 40,000 shares of our common stock at an exercise price equal to $1.49, which was the closing price as reported on the NYSE Amex on the grant date. The option vests in equal annual installments of 8,000 shares on each of the first five anniversaries of the grant date.

The agreement is terminable immediately by us with cause or upon thirty days prior written notice if without cause. The agreement is terminable by Mr. Lurier upon thirty days prior written notice. If we terminate Mr. Lurier without cause and at any time following the three-month anniversary of April 30, 2008, then we will pay Mr. Lurier, in addition to any accrued, but unpaid, compensation prior to the termination, an amount equal to six months of his base salary in effect at the time of the termination and six months of continued healthcare coverage, to the same extent that we provided healthcare coverage during his employment, if Mr. Lurier elects to continue participation in our health plan.

The agreement also includes non-compete and non-solicitation provisions for a period of six months following the termination of Mr. Lurier’s employment.

In April 2010, as part of the year-end compensation process, the Compensation Committee granted Mr. Lurier an option to purchase 60,000 shares of our common stock. This option is exercisable at $0.745 per share and vests as to 20% of the shares on each of the first five anniversaries of the date of grant.

In March 2011, as part of the year-end compensation process, the Compensation Committee granted Mr. Lurier an option to purchase 100,000 shares of our common stock. This option is exercisable at $0.36 per share and vests as to 25% of the shares on each of the first four anniversaries of the date of grant.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2011 to each of our non-executive directors.

Name (a)	Fiscal Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Mary E. Chowning (1)	2011	$52,000	—	—	—	$52,000
William C. Mills III (1)	2011	$52,000	—	—	—	$52,000

(1)  The following table shows the total number of outstanding and vested stock options, and shares of outstanding and restricted common stock as of December 31, 2011, the last day of our fiscal year, that have been issued as director compensation.

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Name	# of Stock Options Outstanding	# of Stock Options Vested	Shares of Common Stock Restricted
Mary E. Chowning	30,000	15,000	7,500
William C. Mills III	15,000	3,750	—

On April 29, 2010, our Board of Directors adopted the following policy for compensation of non-employee directors who are also not a Series A director:

•	for service as a director, an annual retainer of $20,000;

•	for service as the chair of a committee, an annual retainer of $7,500;

•	for service as a non-chair member of a committee, an annual retainer of $5,000;

•	for each Board or committee meeting attended in person, by teleconference or by video, $1,500; and

•	upon initial election or appointment to the Board, a grant of an option to purchase 15,000 shares of our common stock at an exercise price equal to the closing price of the common stock on the date of grant, with such option to vest in four equal annual installments on each of the first four anniversaries of the grant date.

In addition, all of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2011.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,228,067	$1.14	2,212,313
Equity compensation plans not approved by security holders	—	—	—
Total	2,228,067	$1.14	2,212,313

(1)          These plans consist of our 2000 Employee Stock Compensation Plan and our 2004 Employee, Director and Consultant Stock Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE Amex, has furnished the following report.

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.ilgenetics.com. The committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Grant Thornton LLP, our independent public accountants. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2011, the Audit Committee took the following actions:

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•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with management and Grant Thornton LLP, our independent public accountants;

•	Discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•	Received written disclosures and the letter from Grant Thornton LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and the Audit Committee further discussed with Grant Thornton LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Grant Thornton LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Mary E. Chowning (Chair)

Thomas R. Curran, Jr.

William C. Mills III

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

CODE OF CONDUCT AND ETHICS

We have adopted a corporate code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial officer. The text of the corporate code of conduct and ethics is publicly available on our website at www.ilgenetics.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be posted on our website at www.ilgenetics.com or included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers; our directors; the beneficial owners of more than 5% of our securities; the immediate family members of any of the foregoing persons; and any other persons whom the Board determines may be considered related persons, any such person being referred to as a “related person.”

The following is a description of arrangements that we have entered into with related persons since January 1, 2010. We believe that the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

On August 17, 2006, we entered into a stock purchase agreement and further amended the note purchase agreement with Pyxis Innovations Inc., dated October 23, 2002, to, among other things, provide for the establishment of a $14.3 million convertible credit facility with Pyxis. Pyxis is our majority stockholder and a wholly-owned subsidiary of Alticor Inc. Subject to certain customary conditions, the agreements contemplated that we could draw down against the convertible credit facility until August 17, 2008. On June 10, 2008, we drew down $4.0 million under the convertible credit facility, leaving $10.3 million of available credit, and issued a convertible promissory note to Pyxis in that amount. On August 12, 2008, we and Pyxis amended the agreements to extend the expiration date of the credit facility to permit borrowing at any time prior to March 31, 2009. On March 11, 2009, we entered into an amended and restated note purchase agreement, dated as of March 10, 2009, with Pyxis to extend the availability of the credit facility until March 31, 2010. In 2009, we drew down $3.0 million under this credit facility, leaving $7.3 million of remaining availability. In 2010, we drew down an additional $2.0 million under the credit facility leaving $3.3 million of remaining availability. In 2011, we drew down an additional $2.0 million leaving $1.3 million of remaining availability. On April 13, 2012, we drew down the remaining $1.3 million. We have no remaining availability to borrow under the credit facility and the aggregate principal amount of $14,316,255, plus interest, is due and payable in full on June 30, 2012 and is convertible into shares of common stock at a conversion price equal to $5.68 per share.

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On October 26, 2009, we entered into a Merchant Network and Channel Partner Agreement with Amway Corp. d/b/a Amway Global, a subsidiary of Alticor. Pursuant to this Agreement, Amway Global will sell our Inherent Health brand of genetic tests through its e-commerce Web site via a hyperlink to our e-commerce site. Amway Global will receive a commission equal to a percentage of net sales received by us from Amway Global customers. The agreement has an initial term of 12 months and is automatically renewable for successive 12-month terms. The agreement may be terminated by either party upon 120 days written notice. To date, we have paid Amway Global approximately $1.6 million in commissions under this agreement.

On April 15, 2011, we entered into a contract services agreement with Alticor Corporate Enterprises Inc. and Amway International Inc., affiliates of Alticor (referred to herein as the “Alticor parties”). Pursuant to this agreement, we provided marketing, promotional and training services to Amway in connection with its marketing of our weight management genetic test. Upon execution of the agreement on April 15, 2011, the agreement received retroactive effect as of October 15, 2010 and the initial term expired on October 14, 2011. The agreement was not renewed. We received approximately $143,000 for our services under the agreement.

See also “Management and Corporate Governance – Corporate Opportunity Agreement.” For additional information with respect to the holdings of our primary stockholder, Pyxis Innovations Inc., see “Security Ownership of Certain Beneficial Owners and Management.”

PROPOSAL 1

TO ELECT MARY E. CHOWNING AS A CLASS III DIRECTOR

Our Board of Directors currently consists of seven directors. Pursuant to our charter, the holders of shares of our Series A Preferred Stock are entitled to elect up to four directors to our Board of Directors (the “Series A Directors”), who are not apportioned among classes. Each of the Series A Directors is nominated and elected by Pyxis Innovations Inc., as the sole holder of shares of our Series A Preferred Stock. James M. Weaver, Roger C. Colman, Thomas R. Curran and Catherine R. Ehrenberger are our current Series A Directors. Our Board of Directors currently includes three directors who are not Series A Directors and who are classified into three classes as follows: (1) Mary E. Chowning serves as a Class III director with a term ending at this annual meeting, (2) William C. Mills III, serves as a Class I director with a term ending at the 2013 annual meeting, and (3) Lewis H. Bender serves as a Class II director with a term ending at the 2014 annual meeting.

The Board of Directors, upon the recommendation of the Nominating Committee, has voted to nominate Ms. Chowning for election at the 2012 annual meeting for a term of three years to serve until the 2015 annual meeting, and until a successor is elected and qualified.

Unless authority to vote for Ms. Chowning is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of Ms. Chowning. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that Ms. Chowning will be unable or unwilling to serve as a director.

A plurality of the shares voted is required to elect Ms. Chowning.

The Board of Directors recommends a vote "FOR" the election of Mary E. Chowning as a Class III director, and proxies solicited by the Board will be voted in favor, unless a stockholder indicates otherwise on the proxy.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

The Audit Committee of the Board has appointed Grant Thornton LLP as our independent public accountant for the fiscal year ending December 31, 2012. The Board proposes that the stockholders ratify this appointment. Grant Thornton LLP has audited the Company’s financial statements since 2002. We expect that representatives of Grant Thornton LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Grant Thornton, LLP for the audit of our annual financial statements for the years ended December 31, 2011 and December 31, 2010 and fees billed for other services rendered by Grant Thornton LLP during those periods.

	2011	2010
Audit fees(1)	$157,879	$167,306
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$157,879	$167,306

(1)         Audit fees consist of fees for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in the quarterly reports.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to the engagement of the independent auditor for the next year’s audit, management will submit to the Audit Committee for approval a summary of the services expected to be rendered during that year for each of four categories of services.

1.          Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.          Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.          Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.          Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

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The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as the Company’s independent public accountant. However, the Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether to retain Grant Thornton LLP as the Company’s independent public accountant. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent public accountant at any time during the year if the Audit Committee determines that such a change would be in the best interests of the company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the appointment of Grant Thornton LLP as our independent public accountant.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Grant Thornton LLP as our independent public accountant, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

PROPOSAL 3

APPROVAL OF THE 2012 EMPLOYEE STOCK PURCHASE PLAN

General

In May 2012, the Board of Directors approved the 2012 Employee Stock Purchase Plan (the “Purchase Plan”), subject to the approval of the Company’s stockholders. The Purchase Plan provides eligible employees with the opportunity to purchase up to 750,000 shares of our common stock, at a discount, on a tax-favored basis through payroll deductions in compliance with Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Purchase Plan replaces the Company’s outstanding Employee Stock Purchase Plan which was terminated as almost all shares thereunder had been issued as of March 31, 2012.

The Board of Directors believes the Purchase Plan is in the best interests of the Company and its stockholders as it will provide an incentive for all full-time and certain part-time employees to purchase shares of our common stock periodically at a discount through their accumulated payroll deductions during quarterly offering periods. If adopted the Purchase Plan shall allow participants to purchase shares thereunder commencing on October 1, 2012. There are approximately 16 employees of the Company eligible to participate in the Purchase Plan.

Description

A complete copy of the Purchase Plan is attached hereto as EXHIBIT A. The following summary description of the Purchase Plan is qualified in its entirety by reference to EXHIBIT A, which is hereby incorporated herein by reference as if fully set forth herein.

Administration

The Board of Directors shall supervise and administer the Purchase Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Purchase Plan and not inconsistent with the Purchase Plan, to construe and interpret the Purchase Plan, and to make all other determinations necessary or advisable for the administration of the Purchase Plan.

Securities subject to the Purchase Plan

Assuming the Purchase Plan is approved by our stockholders at the annual meeting, 750,000 shares of our common stock will be available for issuance under the Purchase Plan. Subject to any required action by the stockholders of the Company, the number of shares of our common stock covered by unexercised options under the Purchase Plan and the number of shares of common stock which have been authorized for issuance under the Purchase Plan but are not yet subject to options, as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.

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Eligibility

All employees that work 20 hours or more per week will be eligible to participate in the Purchase Plan. However, employees who, after exercising their rights to purchase shares under the Purchase Plan would own shares representing 5% or more of the voting power of the Company’s common stock, are ineligible to participate and no participant may purchase more than $25,000 of our common stock in any one calendar year, based on the undiscounted fair market value of our common stock on the first day of each offering period.

Offering Price

The price per share of the common stock acquired in connection with any offering period shall be the lesser of 85% of the fair market value of a share of common stock on the exercise date or offering date.

Offering Periods and Purchase Rights

Eligible employees may enroll in quarterly offering periods during the open enrollment period prior to the start of that offering period. All offering periods will commence on the first day business day of each calendar quarter and shall end on the last business day of each calendar quarter, unless the Board of Directors changes the dates of an offering period. The first offering period will commence on October 1, 2012. At the commencement each offering period, each eligible employee who elects to participate shall be granted an option to purchase a number of shares of our common stock which number of shares shall be calculated as of the end of the offering period. On the exercise date all options will be automatically exercised for the purchase of a number of shares of the Company’s common stock determined by dividing such employee's contributions accumulated prior to such exercise date by the lesser of (i) 85% of the fair market value of our common stock on the offering date, or (ii) 85% of the fair market value of our common stock on the exercise date; provided however, that no participant may purchase more than 6,250 shares in any one offering period. The fair market value of the common stock on a given date shall be the closing or last sale price of the common stock for such date.

Payroll Deductions and Stock Purchases

Each participant shall elect to have payroll deductions made on each payroll date during an offering period in an amount not less than 1% nor more than 20% of such participant's compensation on each such payroll period, not to exceed $21,500 per year which amounts shall be deposited in such participant’s account. A participant may not make any additional payments into such account. A participant may discontinue his or her participation in the Purchase Plan at any time and on one occasion only during the offering period, may decrease, but may not increase, the rate of his or her contributions.

Termination of Participation and Withdrawal

A participant may withdraw all but not less than all the contributions deposited into his or her account under the Purchase Plan at any time prior to the exercise date of an offering period and upon such withdrawal all of the participant's contributions will be paid to him or her and the option will be automatically terminated.

Upon termination of the participant's employment prior to an exercise date for any reason, including retirement or death, the contributions deposited into his or her account will be returned to him or her and the option will be automatically terminated.

Stockholder Rights

Neither the granting of an option nor a deduction from payroll shall constitute a participant as the owner of shares covered by an option. No participant shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company's share register.

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Transferability

Neither contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way, other than by will, the laws of descent and distribution.

Amendment and Termination

The Board of Directors may at any time terminate or amend the Purchase Plan provided that no such termination may affect options previously granted, nor may an amendment make any change in any option outstanding that would adversely affects the rights of any participant provided that an offering period may be terminated by the Board of Directors or the Board of Directors may set a new exercise date with respect to an offering period then in progress if the Board of Directors determines that termination of the offering period is in the best interests of the Company and the stockholders or if continuation of the offering period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Purchase Plan. No amendment will be made without stockholder approval if stockholder approval is required under Section 423 of the Code, any national securities exchange or system on which the common stock is then listed or reported, or under any other applicable laws, rules, or regulations. Without further action of the Board of Directors the Purchase Plan shall terminate on May 9, 2022 or earlier if all shares of common stock that are authorized under the Purchase Plan have been issued.

Federal Tax Consequences

It is the intention of the Company to have the Purchase Plan and the rights of participant employees to make purchases there under qualify as an “employee stock purchase plan” under the provisions of Section 421 and Section 423 of the Code. Therefore, the provisions of the Purchase Plan are to be construed to govern participation in a manner consistent with these requirements. Under these provisions, no income will be taxable to a participant until the shares of common stock purchased under the Purchase Plan are sold or otherwise disposed of.

Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.

The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the Purchase Plan.

New Plan Benefits

Because the benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of shares of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by shareholders. Non-employee directors are not eligible to participate in the Purchase Plan.

On May 31, 2012 the closing market price per share of our common stock was $________ as reported by the NYSE AMEX.

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Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the Purchase Plan.

The Board of Directors recommends a vote “FOR” approval of the 2012 Employee Stock Purchase Plan, and proxies solicited by the Board will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.

PROPOSAL 4:

APPROVAL OF AN AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK

Our Board of Directors has determined that it is advisable to increase our authorized shares of common stock from 100,000,000 shares to 150,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Charter effecting the proposed increase.

At June 11, 2012, we had 100,000,000 authorized shares of common stock, par value $0.001 per share, of which 73,978,666 shares were outstanding or reserved for issuance. Of those, 36,761,864 shares were outstanding; 28,160,200 shares were reserved for the conversion of Series A Preferred Stock to common stock; 2,521,222 shares were reserved for the conversion of the $14,316,255 of debt outstanding under the credit facility with Pyxis; 4,385,380 shares were reserved for the potential exercise of authorized and outstanding stock options; 400,000 shares were reserved for the exercise of outstanding warrants to purchase common stock at an exercise price of $2.50 per share which are exercisable currently until the expiration date of August 9, 2012; and 1,750,000 shares were reserved for the exercise of outstanding warrants to purchase common stock at an exercise price of $1.30 per share which are exercisable currently until the expiration date of March 5, 2015. In addition, if Proposal 3 is approved, we will reserve 750,000 shares of common stock for issuance under the Purchase Plan.

The Board of Directors believes it is in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, investment opportunities, stock splits or dividends, possible acquisitions or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Charter and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of any stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our common stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative votes of a majority of our outstanding common stock voting as a separate class and a majority of our outstanding common stock and Series A Preferred Stock voting together on an as-converted basis are required to approve this amendment to our Charter.

The Board of Directors recommends a vote “FOR” approval of the amendment to our charter to increase the number of authorized shares of common stock, and proxies solicited by the Board will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2013 Annual Meeting of Stockholders, stockholder proposals, including nominations for director, must be received no later than February 23, 2013. To be considered for presentation at the 2013 Annual Meeting, although not included in the proxy statement, proposals must be received no later than June 8, 2013 and not before May 9, 2013. Proposals received in a timely manner will not be voted on at the 2012 Annual Meeting. If a timely proposal is received, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals and nominations for director should be marked for the attention of Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452.

Waltham, Massachusetts

June 22, 2012

Our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2011, and which provides additional information about us can be found on the website of the Securities and Exchange Commission at www.sec.gov. It is also available on our website at www.ilgenetics.com. You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, Interleukin Genetics, Inc., 135 Beaver Street, Waltham, Massachusetts 02452. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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EXHIBIT A

INTERLEUKIN GENETICS, INC.

2012 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2012 Employee Stock Purchase Plan (the "Plan") of Interleukin Genetics, Inc. (the "Company").

1.            Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.            Definitions.

(a)          "Board" shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

(b)          "Code" shall mean the Internal Revenue Code of 1986, as amended.

(c)          "Common Stock" shall mean the common stock, $0.001 par value per share, of the Company.

(d)          "Company" shall mean Interleukin Genetics, Inc., a Delaware corporation.

(e)          "Compensation" shall mean total cash compensation received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation received from the Company or a Designated Subsidiary, but excluding relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or a Designated Subsidiary.

(f)           "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(g)           "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

(h)           "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i)            "Employee" shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

(j)            "Exercise Date" shall mean the last business day of each Offering Period of the Plan.

(k)           “Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85 % of the fair market value (as defined in paragraph 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

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(l)            "Offering Date" shall mean the first business day of each Offering Period of the Plan.

(m)          "Offering Period" shall mean each calendar quarter or such other period as set forth in paragraph 4 of the Plan.

(n)           "Plan" shall mean this Interleukin Genetics, Inc. 2012 Employee Stock Purchase Plan.

(o)           "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.             Eligibility.

(a)           Any person who has been continuously employed as an Employee for months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges except for any differences that may be permitted pursuant to Section 423.

(b)           Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in paragraph 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, or (iii) to purchase more than 6,250 shares (subject to any adjustment pursuant to paragraph 18) of Common Stock in any one Offering Period. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(b).

4.           Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on the first business day of each calendar quarter and ending on the last business day of each calendar quarter of each year (or at such other time or times as may be determined by the Board which Offering Period may not exceed 27 months). The initial Offering Period shall commence on October 1 2012 and shall end on December 31, 2012.

5.           Participation.

(a)          An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and its submission may be electronic as directed by the Company. The Enrollment Form shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 20%) to be paid as Contributions pursuant to the Plan.

(b)          Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in paragraph 10.

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6.           Method of Payment of Contributions.

(a)          Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 20% of such participant's Compensation on each such payroll; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed 20% of the participant's aggregate Compensation during said Offering Period (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b)          A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is completed at least ten business days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

(c)          Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

7.           Grant of Option.

(a)          On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b).

(b)          The fair market value of the Common Stock on a given date shall be (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system; or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

8.           Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

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9.           Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form, except that the Board may determine that such shares shall be held for each participant's benefit by a broker designated by the Board. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in paragraph 10 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.

10.          Withdrawal; Termination of Employment.

(a)          A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

(b)          Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

(c)          In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d)          A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11.         Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.         Stock.

(a)          The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 750,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of shares pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

(b)          The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.         Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

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14.          Designation of Beneficiary.

(a)          A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

(b)          Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.         Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16.         Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.         Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.         Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under paragraph 12(a) (the "Reserves"), the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period set forth in paragraph 3(b), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

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The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.          Amendment or Termination.

(a)          The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

(b)          Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20.          Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.          Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.         Information Regarding Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.

23.         Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.

24.         Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company's share register.

25.         Term of Plan. The Plan became effective upon its adoption by the Board on May 9, 2012, and shall continue in effect for a term of ten years unless sooner terminated under paragraph 19.

26.         Applicable Law. This Plan shall be governed in accordance with the laws of State of Delaware, applied without giving effect to any conflict-of-law principles.

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Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Mary E. Chowning

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

		For	Against	Abstain
2	To ratify the appointment of Grant Thornton LLP to be the company's independent public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐
3	Proposal to approve the 2012 Employee Stock Purchase Plan.	☐	☐	☐
4	Proposal to approve an amendment to the company's Certificate of Incorporation, as amended, to increase the authorized shares of common stock.	☐	☐	☐

NOTE: Mary E. Chowning is a Class III director to be elected for a three-year term expiring at our 2015 annual meeting. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000145395_1 R1.0.0.11699

INTERLEUKIN GENETICS, INC.
135 Beaver Street
Waltham, MA 02452

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
August 7, 2012
Interleukin Genetics, Inc.
THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June 22, 2012 in connection with the Annual Meeting of Stockholders of Interleukin Genetics, Inc. to be held at 10:00 am on Tuesday, August 7, 2012 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., our legal counsel, located at One Financial Center, Boston, MA 02111 and hereby appoints Lewis H. Bender and Eliot M. Lurier, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Capital Stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote by telephone or internet, please read the directions on the [reverse side/following page/below].

Address Changes/Comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Mark, sign & date your proxy card & return it promptly in the enclosed envelope

0000145395_2 R1.0.0.11699